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                                                                   EXHIBIT 10.48


                                 Amendment No. 1

                                       To

                        MASTER LEASE AGREEMENT NO. 20011

This Amendment is made and entered into on October 5, 2001 by and between MTI TECHNOLOGY CORPORATION, A DELAWARE CORPORATION with principal offices at 4095 E. La Palma Avenue Anaheim, CA 92807 ("Lessor"), and WEBUSENET CORPORATION, A NEVADA CORPORATION with its principal office at 75 14th Street, Suite 2100, Atlanta, Georgia 30309 ("Lessee") (collectively "Parties"), and amends the MASTER LEASE AGREEMENT NO. 20011 dated on September 28, 2001 (the "Master Lease").

The Parties hereby agree to amend the Master Lease as follows:

The following MASTER LEASE AGREEMENT NO. 20111 shall be amended as follows:

1. Replace SECTION 3. "TERM OF LEASE" with the following: "(a) The term of this Master Lease shall commence on the date set forth above and shall continue in effect thereafter so long as any Lease entered into pursuant to this Master Lease remains in effect. The term for each Lease shall commence on the Commencement Date and shall continue for the number of full months set forth in the Schedule ("Lease Term"). Upon Expiration of the Lease Term, title to the Equipment transfers from the Lessor to the Lessee. "Expiration" shall mean that all Basic Rental Payments, penalties, if incurred, interest and taxes have been received by Lessor and no other obligations under the terms of the Master Lease is outstanding."

2. Remove the entire Section 7. "REDELIVERY OF EQUIPMENT TO LESSOR".

3. Replace SECTION 8(a). "OWNERSHIP AND INSPECTION" with the following: "The Equipment shall at all times remain the property of Lessor during the Lease Term. Lessee will affix tags, decals or plates to the Equipment showing Lessor's ownership, which type of tag, decal or plate and location may be specified by Lessor, and Lessee shall not permit their removal or concealment."

4. Replace SECTION 11. "UPGRADES" with the following: "Provided Lessee is not in default under this Master Lease or any Lease, Lessee shall notify Lessor in writing that Lessee desires to add upgrades to the Equipment not less than forty-five (45) days before the desired date of installation stating when and what upgrades Lessee intends to obtain. Within ten (10) business days after Lessor receives Lessee's notice Lessor may offer to lease and supply such upgrades (the "Offer") to Lessee. Lessee may accept this offer or seek other bona fide offers from third parties, the credit of which shall have been approved by Lessor in its sole discretion ("Third Party Offer"). Lessee shall notify Lessor of any more favorable Third Party Offer. Lessee shall obtain the upgrade from Lessor if Lessor at least matches the Third Party Offer within five
(5) business days after Lessor's receipt of Lessee's notice. If Lessee leases upgrades from Lessor, the lease shall be subject to a Schedule the terms of which, other than the Lease Term, Acceptance Date and Basic Rent, shall be the same as those applicable to the Equipment to which the upgrades relate."



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5. Removed the entire SECTION 16. "RENEWAL OPTION"

6. Removed the entire SECTION 17. "PURCHASE OPTION"

7. Replace SECTION 18(b). "GENERAL" with the following: "This Master Lease shall be governed by the laws of the state of California without giving effect to conflict or choice of law principles. Any legal suit, action or proceeding arising out of or relating to this Master Lease shall be commenced in a federal court in the Central District of California located in Orange County, California or in state court in Orange County, California, and each party hereto irrevocably submits to the exclusive jurisdiction and venue of any such court in any such suit, action or proceeding."

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 1 to be duly executed by their duly authorized representatives as of the Effective Date.

MTI TECHNOLOGY CORPORATION                  WEBUSENET CORPORATION

By: /s/  PAUL W. EMERY, II                  By: /s/  DWIGHT W. RINGDAHL
   -------------------------------             ---------------------------------

Name: Paul W. Emery, II                     Name: Dwight W. Ringdahl
     -----------------------------               -------------------------------

Title: COO                                  Title: President, CEO
      ----------------------------                ------------------------------

Date: Oct 6, 2001                           Date: Oct, 5, 2001
     -----------------------------               -------------------------------



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